UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21257

Mercantile Alternative Strategies Fund LLC

(Exact name of registrant as specified in charter)

Two Hopkins Plaza

Baltimore, MD 21201

(Address of principal executive offices) (Zip code)

Forum Financial Group

Two Portland Square

Portland, ME 04101

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-410-237-5223

Date of fiscal year end: March 31, 2004

Date of reporting period: March 31, 2004

Item 1. Reports to Stockholders.

Mercantile Alternative

Strategies Fund LLC

Financial Statements

Annual Report

March 31, 2004

Mercantile Alternative Strategies Fund LLC

Contents

March 31, 2004

Mercantile Alternative Strategies Fund LLC

Fund Commentary (unaudited)

March 31, 2004

Dear Members:

For the Fund’s fiscal year April 1, 2003 through March 31, 2004 (the “Reporting Period”), the Mercantile Alternative Strategies Fund, LLC (the “Fund”) produced a gross return of 11.67%, which resulted in a return net of all fees and expenses of 10.54%. Since the Fund is focused on small cap investment strategies, it generally compares its performance with the Russell 2000 and S&P SmallCap 600 indexes. For the Reporting Period, the Russell 2000 increased by 61.93% and the S&P SmallCap 600 increased by 56.49%. The Fund’s fiscal year closely corresponded with an extraordinary rally in small cap stocks.

The Fund has now produced positive returns in 13 of the 15 months since its inception in January of 2003. While materially lagging the performance of the small cap indexes, the Fund has exhibited considerably less volatility than these indexes (even as the volatility of the indexes has declined substantially). The Fund has also been a good source of diversification for investors as it has produced positive returns in each of the three months that returns to small cap indexes have been negative.

The Fund replaced four of its 19 managers between the calendar year-end and its fiscal year-end. Of the Fund’s current 19 managers, 17 generated positive net returns during the Reporting Period. The Fund’s returns relative to small cap indexes were modest for four primary reasons. First, on a weighted average basis, the Fund was 26% to 39% net long during the Reporting Period which constrained its potential gains. The Fund also has been managed with a consistent “value” style bias, when a “growth” bias would have been more favorable through most of the Reporting Period. Similarly, the most speculative small cap stocks provided a large component of the index gains and in many cases these were stocks that hedge funds were shorting. Finally, as a function of and in addition to the above factors, the Fund has been structured to be quite conservative with investor capital preservation as its foremost objective and higher returns an important but secondary goal.

Looking back, the Fund might have benefited materially from being more long-biased and by employing managers of a more aggressive style. However, we are generally of the opinion that timing market swings is an extraordinarily difficult task and hedge fund investing should be approached with a three to five year time horizon that will likely encompass strong market movements both up and down. Within this framework, we continue to believe that the Fund is well positioned to earn attractive returns while exposing investor capital to far less downside risk than that exhibited by the small cap market indexes.

Market Outlook

The Reporting Period began shortly after an inflection point in equity market returns generally and small cap stocks in particular. Low interest rates, a quick U.S. victory in Iraq, easy year-over-year corporate earnings comparisons, modest valuations, and unprecedented fiscal and monetary stimulus produced euphoria in small cap equities. One year later an interest rate increase preoccupies investors, Iraq is a potential morass, earnings comparisons are more difficult, valuations are high (but not extreme), and the stimulus of the last two years has largely worked its way through the economy.

The powerful small cap rally of the last 13 months has eliminated the gap in valuations that existed between small caps and large caps at the Fund’s inception. While small cap earnings momentum has been strong during the Reporting Period, it has not kept up with mid and large cap momentum, and year-over-

The Fund Commentary is not a part of the Annual Report.

Mercantile Alternative Strategies Fund LLC

Fund Commentary (unaudited)

March 31, 2004

year earnings comparisons will become increasingly high hurdles as we progress into 2004. With small cap valuations higher, and a number of economic and geopolitical factors contributing to market uncertainty, small cap stocks have exhibited increased volatility in recent months. We believe that the combination of higher absolute and relative small cap valuations, more difficult earnings benchmarks, and generally increased market anxiety will lead to greater differentiation between successful and struggling companies. This should prove to be a favorable environment for many hedge funds, particularly those focused on fundamental research. Markets that move broadly upward or downward carrying both good and bad companies with the flow are often more challenging for hedge funds than volatile markets where corporate performance attracts more attention than the din of macroeconomic variables.

While we believe that the small cap market continues to present opportunities for upward movement, downside risk has increased more than proportionately to present opportunities and we are not inclined to change the Fund’s conservative posture in an effort to compete with potential gains in the indexes.

Strategy Review

The Fund categorizes its general long/short equity investments into “growth-driven”, “value-driven” and “blended growth and value” sub-categories, with additional long/short equity sub-categories for statistical arbitrage and sector-specific funds. In certain types of market environments the growth versus value distinction may be quite arbitrary, as growth-driven managers don’t ignore value and value-driven managers typically must incorporate the cash or earnings generation potential of a company’s expansion or contraction into their valuations. But equity markets—particularly small cap—often generate distinct trends around this dichotomy and the Fund has been managed with the characteristics of these styles as a consideration.

The balance of performance between “value style” and “growth style” shifted during the Reporting Period. Growth dominated during 2003, but value staged a surprising comeback in the first quarter of 2004. While a growth style will generally outperform value in a strong equity market, small cap value tends to dominate growth in weak environments. Given our cautious approach to management of the Fund, we have maintained a consistent value bias and ended the fiscal year with nearly 29% of assets in the value-driven category.

The value-driven long/short equity component of the portfolio averaged 34% of assets during the Reporting Period. All of the Fund’s current and former managers in this category produced positive returns during this period and in aggregate produced approximately 42% of the Fund’s gross return. Contribution to the Fund’s performance among this category of managers ranged from a gain of 0.18% (over nine months prior to removal of this manager from the Fund’s portfolio) to 2.66% during the Reporting Period. The dispersion of performance among managers in this category reflects the wide range of implementations of the strategy among the managers (net market exposures for these managers ranged from market-neutral to approximately 70% net long).

Growth-driven long/short equity managers averaged approximately 11% of the Fund’s portfolio during the Reporting Period and contributed approximately 7% of the Fund’s gross return. Despite the shift from growth to value in the broad small cap markets during the latter half of the Reporting Period, this category of managers contributed nearly identical gains during the calendar fourth and first quarters. This type of performance tends to affirm our belief that style distinctions are often of lesser value for

The Fund Commentary is not a part of the Annual Report.

Mercantile Alternative Strategies Fund LLC

Fund Commentary (unaudited)

March 31, 2004

managers employing strategies focused on in-depth, fundamental research.

The Fund classifies four of its current managers as blends of growth and value styles reflecting the breadth of their investment processes and the lack of dominance of growth versus value factors in their portfolio construction philosophy. These managers constituted approximately 16% of the Fund’s portfolio during the Reporting Period and produced approximately 17% of the Fund’s gross performance.

The Fund’s three investments in statistical arbitrage strategies held an aggregate allocation of approximately 7% of the Fund’s assets throughout the Reporting Period. Each of these three allocations reflects a different approach to the implementation of this strategy, but all three managers struggled to make a meaningful contribution to the Fund’s performance. For the Reporting Period this category contributed only approximately 4% of the Fund’s return. As a result, one of the three managers in this category was removed from the Fund as of the end of the Reporting Period.

The Fund began the Reporting Period with a single sector-specific manager focused on the health care and biotechnology industries. This Fund was removed from the Fund’s portfolio as of December 31, 2003 after posting a loss of 6.7% during the calendar fourth quarter. A new sector-specific manager focused on the financial services sector was added to the Fund in February and contributed 0.11% to the Fund’s gross performance in the final two months of the Reporting Period.

The Fund employs one multi-strategy manager that uses a variety of equity and fixed-income securities across various types of trading strategies. With an allocation averaging approximately 9% during the Reporting Period (the Fund’s largest allocation), this manager’s gains produced a positive contribution to the Fund’s gross performance of 2.25%, or approximately 16% of the Fund’s gross performance.

In addition to managers whose portfolios are built principally upon long/short equity strategies, the Fund’s portfolio also includes a convertible bond arbitrage fund, a high-yield bond fund, and a manager that specializes in distressed securities investments. These managers made up approximately 17% of the Fund’s portfolio during the Reporting Period. Given the dominance of long/short equity strategies in the Fund, these managers significantly improve the Fund’s diversification while managing portfolios consistent with our small cap focus.

For the Reporting Period, the Fund’s 5% allocation to convertible bond arbitrage contributed 0.15% to gross performance. After experiencing difficulty in the first half of the Fund’s fiscal year, this manager produced consistent, albeit modest, profits through the balance of the Reporting Period.

The Fund’s manager that is focused on high-yield bonds returned 15.5% for the Reporting Period and has now produced positive results each month since the January 2003 investment. This manager’s 6.5% allocation of the Fund’s assets produced a contribution of 1.02% to the Fund’s gross performance.

Beginning in May 2003, the Fund invested with a manager trading a distressed securities strategy. For the 11 months of the Fund’s investment with this manager, it has been one of the Fund’s top performing investments with returns in excess of 30% during this period, which produced a contribution to the Fund’s gross performance of 1.53%.

The Fund finished the Reporting Period with approximately 4.4% of its assets held in money market accounts.

The Fund Commentary is not a part of the Annual Report.

Mercantile Alternative Strategies Fund LLC

Fund Commentary (unaudited)

March 31, 2004

Further information relating to Fund performance is contained in the Financial Highlights section of this report.

Thank you for your continued support.

Sincerely,

Jon Norberg

Director

Contego Capital Partners LLC

The Fund Commentary is not a part of the Annual Report.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Members of the

Mercantile Alternative Strategies Fund LLC:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Mercantile Alternative Strategies Fund LLC (the “Fund”) at March 31, 2004, the results of its operations, the changes in its net assets, its cash flows and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2004 by correspondence with the custodian and investee funds, provide a reasonable basis for our opinion.

The financial statements include investments valued at $48,871,290 (99.01% of the Fund’s net assets), whose fair values have been determined in good faith under procedures established by the Board of Directors in the absence of readily ascertainable market values. However, these values may differ significantly from the values that would have been used had a ready market for the investments existed, and the difference could be material.

May 27, 2004

Baltimore, Maryland

Mercantile Alternative Strategies Fund LLC

Schedule of Investments

March 31, 2004

Investments	Cost	Value	% of Net Assets
Investment Funds
Blended Growth & Value
Delta Institutional, L.P.	$2,800,000	$3,483,339	7.06%
Javelin Opportunities, L.P.	4,050,000	4,338,801	8.79
Leviticus Partners, L.P.	750,000	729,326	1.48
Primarius Partners, L.P.	2,000,000	1,969,037	3.99

Total Blended Growth & Value	9,600,000	10,520,503	21.32
Growth Driven
Baker Street Capital Partners, L.P.	900,000	974,705	1.97
SEG Partners	3,575,000	3,871,080	7.84

Total Growth Driven	4,475,000	4,845,785	9.81
Value Driven
CCM Small Cap Value Fund, L.P.	2,650,000	3,657,181	7.41
Newcastle Partners, L.P.	2,650,000	2,994,127	6.07
Palmyra Capital Fund, L.P.	2,900,000	2,999,339	6.08
Quest Capital Partners, L.P.	2,500,000	2,790,463	5.65
Walker Smith Capital, L.P.	2,000,000	2,267,600	4.59

	12,700,000	14,708,710	29.80
Statistical Arbitrage
Discovery Masterfund, Ltd.	900,000	928,153	1.88
Discovery Microcap Market Neutral Fund, L.P.	1,634,324	1,731,304	3.51
Guardian II (QP), L.P.	625,000	651,320	1.32

Total Statistical Arbitrage	3,159,324	3,310,777	6.71
Sector Specific
KBW Small Cap Financial Services, L.P.	2,000,000	2,057,893	4.17

Multi-Strategy
Gryphon Partners, L.P.	3,875,000	4,867,437	9.86

Relative Value/Event driven
Cohanzick High Yield Partners, L.P.	2,950,000	3,382,631	6.85
Grace Convertible Arbitrage	1,875,000	1,981,358	4.01
LC Capital Partners L.P.	2,600,000	3,196,196	6.48

Total Relative Value/Event Driven	7,425,000	8,560,185	17.34

Total Investment Funds	43,234,324	48,871,290	99.01

Investment Companies
SEIT Treasury Fund	2,252,530	2,252,530	4.56

Total Investment Companies	2,252,530	2,252,530	4.56

Total Investments	$45,486,854	$51,123,820	103.57%

The aggregate cost of investments for tax purposes was $45,486,854. Net unrealized appreciation on investments for tax purposes was $5,636,966 consisting of $5,688,603 of gross unrealized appreciation and $51,637 of gross unrealized depreciation.

The investments in Investment Funds shown above, representing 99.01% of members’ capital, have been fair valued in accordance with procedures established by the Board of Directors.

The accompanying notes are an integral part of the financial statements.

Mercantile Alternative Strategies Fund LLC

Statement of Assets and Liabilities

March 31, 2004

Assets
Investments, at value (cost, $45,486,854)	$51,123,820
Receivable for investments sold	179,585
Interest receivable	1,765
Prepaid expenses	15,321

Total assets	51,320,491

Liabilities
Note payable for tender offer	1,250,000
Management fee payable	159,892
Administration fee payable	25,612
Due to Mercantile Capital Advisors	395,302
Other accrued expenses	129,301

Total liabilities	1,960,107

Net assets	$49,360,384

Members’ capital
Capital	43,723,418
Net unrealized appreciation on investments	5,636,966

Members’ capital	$49,360,384

The accompanying notes are an integral part of the financial statements.

Mercantile Alternative Strategies Fund LLC

Statement of Operations

Year Ended March 31, 2004

Investment income
Dividends	$17,427

Expenses
Management fee	497,891
Incentive fee	395,302
Administration fees	275,989
Member servicing fees	98,567
Professional fees	140,441
Expenses repaid to Mercantile Capital Advisors (Note 2)	40,057
Directors fees and expenses	55,059
Custodian fees	3,951
Registration fees	1,304
Printing fees	5,983
Other expenses	36,104

Total expenses	1,550,648
Administration fees waived	(196,973)
Member servicing fees waived	(98,567)

Net expenses	1,255,108

Net investment loss	(1,237,681)

Realized and unrealized gain (loss) on investments
Net realized loss on investments	(387,874)
Net change in unrealized appreciation on investments	5,183,273

Net realized and unrealized gain on investments	4,795,399

Net increase in members’ capital from investment activities	$3,557,718

The accompanying notes are an integral part of the financial statements.

Mercantile Alternative Strategies Fund LLC

Statements of Changes in Members’ Capital

	Managing Member	Limited Interest Members	Total
For the period December 30, 2002* through March 31, 2003

From investment activities
Net investment loss	$(965)	$(240,062)	$(241,027)
Net change in unrealized appreciation on investments	1,808	451,885	453,693

Net increase in members’ capital from investment activities	843	211,823	212,666

Members’ capital transactions
Proceeds from sales of Interests	100,000	25,000,000	25,100,000
Cost of Interests repurchased	—	—	—

Net increase in members’ capital from capital transactions	100,000	25,000,000	25,100,000

Members’ capital
Balance at December 30, 2002*	—	—	—

Balance at March 31, 2003	$100,843	$25,211,823	$25,312,666

For the year ended March 31, 2004

From investment activities
Net investment loss	$(3,371)	$(1,234,310)	$(1,237,681)
Net realized loss on investments	(1,109)	(386,765)	(387,874)
Net change in unrealized appreciation on investments	14,812	5,168,461	5,183,273

Net increase in members’ capital from investment activities	10,332	3,547,386	3,557,718

Members’ capital transactions
Proceeds from sales of Interests	—	21,740,000	21,740,000
Costs of Interests repurchased		(1,250,000)	(1,250,000)

Net increase in members’ capital from capital transactions	—	20,490,000	20,490,000

Members’ capital
Balance at March 31, 2003	100,843	25,211,823	25,312,666

Balance at March 31, 2004	$111,175	$49,249,209	$49,360,384

*	Commencement of investment operations.

The accompanying notes are an integral part of the financial statements.

Mercantile Alternative Strategies Fund LLC

Statement of Cash Flows

Year Ended March 31, 2004

Cash flows used in operating activities
Net increase in net assets from operations	$3,557,718
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities
Purchases of investments	(24,300,310)
Proceeds from the sale of investments	3,477,802
Increase in receivable for investments sold	(179,585)
Increase in interest receivable	(464)
Increase in prepaid expenses	(2,314)
Increase in note payable for tender offer	1,250,000
Increase in management fee payable	80,468
Increase in incentive fees payable	371,672
Increase in administration fee payable	12,947
Decrease in due to Mercantile Capital Advisors	(9,502)
Increase in other accrued expenses	46,967
Net change in unrealized appreciation on investments	(5,183,273)
Net realized loss on investments	387,874

Net cash used in operating activities	(20,490,000)

Cash flows from financing activities
Capital contributions	21,740,000
Capital withdrawals	(1,250,000)

Net cash provided by financing activities	20,490,000

Net increase in cash and cash equivalents	—
Cash and cash equivalents
Beginning of year	—

End of year	$—

The accompanying notes are an integral part of the financial statements.

Mercantile Alternative Strategies Fund LLC

Financial Highlights

	Year ended March 31, 2004	December 30, 2002*— March 31, 2003
Total return
Total return before incentive fee (1)	11.67%	0.94	%(4)
Incentive fee	(1.13)	(0.09)

Total return after incentive fee (1)	10.54%	0.85	%(4)

Net assets, end of year (000’s)	$49,360	$25,313
Ratios to average net assets
Net investment loss ratio
Net investment loss, before waivers	(4.01)%	(4.58	)%(3)
Net investment loss, net of waivers	(3.23)%	(3.82	)%(3)
Expense ratio before incentive fee
Operating expenses, before waivers (2)	3.02%	4.22	%(3)
Operating expenses, net of waivers (2)	2.24%	3.47	%(3)
Expense ratio, net of waivers after incentive fee
Expense ratio, net of waivers	2.24%	3.47	%(3)
Incentive fee	1.03%	0.37	%(3)

Expense ratio, net of waivers after incentive fee	3.27%	3.84	%(3)

Portfolio turnover rate	9.28%	0.00	%(4)

*	Commencement of investment operations.
(1)	Total return is calculated for all the limited interest members taken as a whole. An individual limited interest member’s return may vary from these returns based on the timing of capital transactions.
(2)	Does not include expenses of the Investment Funds in which the Company invests. The expense ratio (expense and incentive fee ratio) is calculated for the limited interest members taken as a whole. The computation of such ratios based on the amount of expenses and incentive fee assessed to an individual limited interest member’s capital may vary from these ratios based on the timing of capital transactions.
(3)	Annualized.
(4)	Not annualized.

The accompanying notes are an integral part of the financial statements.

Mercantile Alternative Strategies Fund LLC

Notes to Financial Statements

March 31, 2004

1.	Organization

Mercantile Alternative Strategies Fund LLC (the “Company”) is a limited liability company organized under the laws of the state of Delaware and registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a closed-end, non-diversified, investment management company.

The Company seeks attractive risk adjusted rate of returns with a risk profile that is significantly lower than that of traditional “long only” small cap market exposure. The Company achieves its goal principally through investing substantially all of its assets in privately placed investment vehicles, typically referred to as hedge funds (“Investment Funds”) managed by third-party investment managers (“Investment Managers”) who employ a variety of alternative investment strategies with a small-cap and micro-cap focus. These investment strategies allow Investment Managers the flexibility to leverage, short-sell and hedge positions to take advantage of perceived inefficiencies across the global capital markets, and are referred to as “alternative investment strategies” in contrast to the investment programs of “traditional” registered investment companies, such as mutual funds. The asset-based fees of the Investment Managers are generally expected to range from 1% to 2% annually of the net assets under their management and the performance or incentive allocations to the Investment Managers are generally expected to range from 15% to 25% of net profits annually. The Company commenced investment operations on December 30, 2002.

The Company’s Board of Directors (the “Board”) has overall responsibility to manage and control the business operations of the Company on behalf of the members. At least a majority of the Board is and will be persons who are not “interested persons” (as defined in the 1940 Act) with respect to the Company.

Mercantile Capital Advisors, Inc. (“MCA” or the “Managing Member”) serves as the investment manager of the Company subject to the ultimate supervision of and any policies established by the Board, pursuant to the terms of an investment management agreement with the Company. MCA provides the Company with ongoing investment guidance, policy direction, and monitoring of the Company.

MCA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. MCA is a wholly owned subsidiary of Mercantile Safe Deposit & Trust Company (“MSD&T”) which is a wholly owned subsidiary of Mercantile Bankshares Corporation (“MBC”), a financial holding company. At March 31, 2004, MCA and MBC had a capital balance in the Company of $111,175 and $27,794,929, respectively.

Initial and additional subscriptions for limited liability company interests (“Interests”) by eligible members are generally accepted at the beginning of each calendar quarter, unless otherwise determined at the discretion of the Managing Member. The Company reserves the right to reject any subscriptions for Interests in the Company. The Company from time to time may offer to repurchase outstanding Interests pursuant to written tenders by members. These repurchases will be made at such times and on such terms as may be determined by the Board, in its complete and absolute discretion.

Mercantile Alternative Strategies Fund LLC

Notes to Financial Statements

March 31, 2004

The Company began making offers to repurchase Interests (or portions of them) from members as of December 29, 2003 and anticipates doing so semi-annually thereafter.

2.	Significant Accounting Policies

The Company’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America. The following is a summary of the significant accounting policies followed by the Company:

A.	Portfolio Valuation

The net asset value of the Company is determined as of the close of business at the end of each month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board.

Investments in Investment Funds are presented in the accompanying financial statements at fair value. Fair value as of each month-end ordinarily will be the value determined as of such month-end for each Investment Fund in accordance with the Investment Fund’s valuation policies and reported at the time of the Company’s valuation. As a general matter, the fair value of the Company’s interest in an Investment Fund will represent the amount that the Company could reasonably expect to receive from an Investment Fund if the Company’s interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Company believes to be reliable. In the unlikely event that an Investment Fund does not report a month-end value to the Company on a timely basis, the Company would determine the fair value of such Investment Fund based on the most recent value reported by the Investment Fund, as well as any other relevant information available at such time.

Investments in mutual funds are valued at the closing net asset value per share on the date of valuation.

Considerable judgment is required to interpret the factors used to develop estimates of fair value. Accordingly, the estimates may not be indicative of the amounts the Company could realize in a current market exchange and the differences could be material to the financial statements. The use of different factors or estimation methodologies could have a significant effect on the estimated fair value.

B.	Income Recognition and Security Transactions

Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from Investment Fund transactions are calculated on the identified cost basis. Investments are recorded on the effective date of the subscription in the Investment Fund.

Distributions from Investment Funds, if any, will be classified as investment income or realized gains in the Statement of Operations, or alternatively, as a decrease to the cost of the investments based on the US income tax characteristics of the distribution if such information is available. In cases where the tax characteristics of a distribution from an Investment Fund are not available, such distribution will be classified as investment income.

Mercantile Alternative Strategies Fund LLC

Notes to Financial Statements

March 31, 2004

C.	Fund Expenses

The Company will bear all expenses incurred in its business other than those that MCA assumes. The expenses of the Company include, but are not limited to, the following: all costs and expenses related to investment transactions and positions for the Company’s account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Company’s net asset value; costs of insurance; registration expenses; due diligence, including travel and related expenses; expenses of meetings of the Board and members; all costs with respect to communications to members; and other types of expenses as may be approved from time to time by the Board.

The Company’s organization costs were borne by MCA. The Company reimbursed MCA for these expenditures for a twelve month period after the initial closing date of December 31, 2002 through December 31, 2003. MCA has agreed to limit the amount of each monthly reimbursement payment by the Members to 0.0125% (0.15% on an annualized basis) of the Company’s net assets as of the end of each month during such period. The Company reimbursed MCA $40,057 for organizational costs during the year ended March 31, 2004.

D.	Income Taxes

The Company intends to be treated as a partnership for Federal income tax purposes. Each member is responsible for the tax liability or benefit relating to their distributive share of taxable income or loss. Accordingly, no provision for Federal income taxes is reflected in the accompanying financial statements.

E.	Distribution Policy

The Company has no present intention of making periodic distributions of its net investment income or capital gains, if any, to members. The amount and frequency of distributions, if any, will be determined in the sole discretion of the Board.

F.	Cash and Cash Equivalents

The Company treats all highly liquid financial instruments that mature within three months as cash equivalents.

G.	Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires MCA to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. MCA believes that the estimates utilized in preparing the Company’s financial statements are reasonable and prudent; however, actual results could differ from these estimates.

3.	Management Fee, Incentive Fee, Related Party Transactions and Other

The Company pays the Managing Member a quarterly management fee at the annual rate of 1.25% of the net asset value of the Company as of the last day of the quarter including assets attributable to the Managing Member and before giving effect to any repurchases by the Company. In addition to the management fee, the Managing Member will be paid an annual incentive fee, payable at the fiscal year-end equal to 10% of the excess, if any, of the net profits allocated to each member’s capital account in excess of any net losses, subject to a loss carryforward amount.

Mercantile Alternative Strategies Fund LLC

Notes to Financial Statements

March 31, 2004

MCA has entered into an investment advisory agreement with Contego Alternative Assets, LLC, formerly known as Agio Alternative Assets, LLC, (the “Advisor”), to advise the Company. The Advisor is responsible for providing day-to-day investment management services to the Company. In consideration for such services, MCA pays the Advisor half of the management and incentive fees earned from the Company.

On August 22, 2003, the controlling interest in Agio was acquired by Contego Capital Partners, LLC, an entity owned by TC Hedge Partners, LLC which was formed by members of officers of Agio and by individual partners of Thomas Cressey Equity Partners, Inc. Concurrent with the change of control, Agio Alternative Assets, LLC was renamed Contego Alternative Assets, LLC (“Contego”).

A Special Meeting of Members of the Mercantile Alterative Strategies Fund LLC was held on December 19, 2003 at which an Investment Advisory Agreement (the “Agreement”) between the Company, MCA and Contego Alternative Assets, LLC was approved.

At a special meeting of the Board of Directors held on March 24, 2004, the Board including a majority of the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Company, met and unanimously approved terminating the Agreement dated December 19, 2003, between MCA and Contego Capital Partners. Termination will be effective on May 24, 2004.

At its regular meeting held on May 20, 2004, the Board including a majority of the Directors who were not “interested persons” of the Company, voted to approve (i) an Interim Investment Advisory Agreement between the Company, MCA and Robeco-Sage Capital Management L.L.C. (“Robeco”) as adviser to the Company, and (ii) an Investment Advisory Agreement between the Company, MCA and Robeco, subject to approval by the Company’s members. The Interim Investment Advisory Agreement will take effect on May 25, 2004 and will remain in effect (unless sooner terminated) until members of the Company either approve or disapprove the new Investment Advisory Agreement with Robeco or October 20, 2004, whichever is sooner.

Under the Interim Investment Advisory Agreement, Robeco will provide services to the Company on the same terms and conditions as Contego did under the original agreement.

A Special Meeting of Members of the Company will be held on May 25, 2004 to approve or disapprove an Investment Advisory Agreement between the Company, MCA and Robeco.

The Company has also retained MCA to serve as the administrator to the Company. The Company will pay MCA an administration fee at the annual rate equal to 0.70% of the Company’s month end net assets, including assets attributable to MCA and before giving effect to any repurchases by the Company. MCA currently has voluntarily agreed to waive 0.50% of the administration fee. MCA has engaged SEI Investments Global Fund Services (“SEI”) to serve as the Company’s sub-administrator. SEI provides administrative, accounting, and investor services to the Company as well as serving in the capacity of transfer and distribution disbursing agent for the Company. As compensation for services provided MCA will pay SEI a fee or fees as may be agreed to in writing by MCA and SEI.

Mercantile Alternative Strategies Fund LLC

Notes to Financial Statements

March 31, 2004

The Company has adopted a Member Servicing Agreement with MCA, whereby MCA may enter into service arrangements pursuant to which an investor service provider, such as an investment adviser or other financial intermediaries (“Member Service Providers”), performs investor services for its customers who are members of the Company. The Company will pay a fee to MCA to reimburse MCA for payments made to Member Service Providers. This fee is expected to be paid monthly at an annualized rate of up to 0.25% of the net asset value held by members that receive services from a Member Service Provider, determined as of the last day of the calendar month (before any capital account withdrawals or Incentive Fee). Currently, MCA is waiving all member servicing fees.

SEI Private Trust Company acts as custodian (the “Custodian”) for the Company’s assets. In consideration for such services, the Company will pay the Custodian a monthly fee based on month-end net assets, at an annual rate of up to 0.01%.

Each Board member receives an annual retainer of $3,167 plus a fee for each meeting attended. The chairman of the Board also receives an additional annual fee of $2,500. The Company also reimburses the Board members for all reasonable out of pocket expenses. Total amounts incurred related to Board members meetings by the Company for the year ended March 31, 2004 were $55,059.

Net profits or net losses of the Company for each fiscal period will be allocated to the capital accounts of members as of the last day of each fiscal period in accordance with members’ respective investment percentages of the Company. Net profits or net losses will be measured as the net change in the value of the net assets of the Company during a fiscal period, before giving effect to any repurchases of interest in the Company, and excluding the amount of any items to be allocated to the capital accounts of the members of the Company, other than in accordance with the members’ respective investment percentages.

4.	Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the Investment Funds in which the Company invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, and equity swaps. The Company’s risk of loss in these Investment Funds is limited to the value of these investments reported by the Company.

5.	Concentration of Risk

The Company invests primarily in Investment Funds that are not registered under the 1940 Act and invest in and actively trade securities and other financial instruments using different strategies and investment techniques that may involve significant risks. These Investment Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Investment Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Investment Funds’ net asset value.

Mercantile Alternative Strategies Fund LLC

Notes to Financial Statements

March 31, 2004

Various risks are also associated with an investment in the Company, including risks relating to the multi-manager structure of the Company, risks relating to compensation arrangements and risks relating to the limited liquidity of Interests.

In the normal course of business the Company enters into contracts that contain a variety of representations, which provide general indemnifications. The Company’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Company that have not yet occurred. However, based on experience, the Company expects the risk of loss to be remote.

6.	Investment Transactions

For the year ended March 31, 2004, purchases and sales of investments (excluding short-term securities) were $23,425,000 and $3,477,802, respectively.

7.	Tender Offers

On December 29, 2003, Mercantile Alternative Strategies Fund LLC offered to purchase for cash an amount of Interests or portions of Interest up to 5 % of the net assets of the Company tendered by members of the Company at a price equal to the net asset value at March 31, 2004. A request for tender from Mercantile Bankshares Corporation in the amount of $1,250,000 was received and accepted by the Company. A Promissory Note has been issued by the Company entitling the member to an initial payment of at least 90% of the estimated value of the repurchased Interests. The Company intends to pay the initial payment to members within 30 days after March 31, 2004; the remaining amount will be paid promptly after completion of the Company’s March 31, 2004 year end audit.

On March 3, 2004, Mercantile Alternative Strategies Fund LLC offered to purchase for cash an amount of Interests or portions of Interest up to 5 % of the net assets of the Company tendered by members of the Company at a price equal to the net asset value as of June 30, 2004. Tenders with an estimated value at March 31, 2004 in the amount of $2,386,866 were received and accepted by the Company from limited interest members. A Promissory Note has been issued by the Company entitling the members to an initial payment of at least 90% of the estimated value of the repurchased interests. The Company intends to pay the initial payment within 30 days after June 30, 2004; the remaining amount will be paid promptly after completion of the Company’s March 31 2005 year end audit.

8.	Subsequent Event

On April 1, 2004, the Board of Directors removed the Company’s President, John J. Pileggi and a Vice President, Michael R. Donnell. The Board of Directors elected Kevin A. McCreadie President.

Mercantile Alternative Strategies Fund LLC

Liquidity of Investment Funds (unaudited)

March 31, 2004

The Investment Funds provide for periodic redemptions ranging from monthly to annual with lock up provisions of up to one year from initial investment.

Investment Funds	Liquidity
Baker Street Capital Partners, L.P.	Quarterly
CCM Small Cap Value Fund, L.P.	Quarterly
Cohanzick High Yield Partners, L.P.	Quarterly
Delta Institutional, L.P.	Quarterly
Discovery Masterfund, Ltd.	Quarterly
Discovery Microcap Market Neutral Fund, L.P.	Quarterly
Grace Convertible Arbitrage	Quarterly
Gryphon Partners, L.P.	Quarterly
Guardian II (QP), L.P.	Quarterly
Javelin Opportunities, L.P.	Quarterly
KBW Small Cap Financial Services, L.P.	Annually
LC Capital Partners L.P.	Quarterly
Leviticus Partners, L.P.	Quarterly
Newcastle Partners, L.P.	Quarterly
Palmyra Capital Fund, L.P.	Quarterly
Primarius Partners, L.P.	Annually
Quest Capital Partners, L.P.	Quarterly
SEG Partners	Annually
Walker Smith Capital, L.P.	Quarterly

Mercantile Alternative Strategies Fund LLC

Directors and Officers of the Company (unaudited)

March 31, 2004

The business and affairs of the Company are managed under the general supervision of the Company’s Board of Directors in accordance with the laws of the State of Maryland and the Fund’s Charter and Bylaws. Information pertaining to the directors and officers of the Company is set forth below. Directors who are deemed to be “interested persons” of the Company as defined in the 1940 Act are referred to as “Interested Directors.” Directors who are not deemed to be “interested persons” of the Company are referred to as “Independent Directors.”

Name and Age of Director	Position with each Company and Length of Time Served [1]	Principal Occupation(s) in the past 5 Years	Other Directorships Held by Director

INDEPENDENT DIRECTORS

L. White Matthews, III—58	Director Since 2003	Retired since 2001; Executive Vice President and Chief Financial Officer, Ecolab, Inc., (cleaning products and services), 1999 to 2001; Executive Vice President and Chief Financial Officer, Union Pacific Corporation (Transportation), 1977 to 1998.	Mercantile Funds, Inc. (20 portfolios), Matrixx Initiatives, Inc., Imation Corp., Nortrax Incorporated.

Edward D. Miller—61	Director Since 2002	Dean/Chief Executive Officer, Johns Hopkins Medicine, January 1997 to present. Chairman, Department of Anesthesiology and Critical Care Medicine, John Hopkins University, July 1994 to present.	Mercantile Funds, Inc. (20 portfolios), Millennium Pharmaceuticals, IDDS.

John R. Murphy—70	Chairman of the Board Since February 2004 Director Since 2002	Vice Chairman, National Geographic Society, March 1998 to present.	Mercantile Funds, Inc. (20 portfolios), Omnicom Group, Inc., SIRSI, Corp., eMotion Inc. (Chairman).

George R. Packard, III—71	Director Since 2002	President, U.S.—Japan Foundation, July 1998 to present.	Mercantile Funds, Inc. (20 portfolios), Offitbank.

“INTERESTED” DIRECTORS [2]

Leslie B. Disharoon—71	Chairman of the Board (Retired) Since 2002 to February 2004	Retired.	Mercantile Funds, Inc. (20 portfolios), Travelers Property and Casualty Corp., Aegon USA, Inc.

Decatur H. Miller—71	Director Since 2002	Retired.	Mercantile Funds, Inc. (20 portfolios).

Mercantile Alternative Strategies Fund LLC

Directors and Officers of the Company (unaudited)

March 31, 2004

OFFICERS WHO ARE NOT DIRECTORS

John J. Pileggi—44	President Since 2002 to March 2004	President and Chief Executive Officer, Mercantile Capital Advisors, Inc., January 2002 to present; Executive Vice President, Mercantile Safe & Deposit Trust, January 2002 to present; President and Chief Executive Officer, ING Mutual Funds Management Co. LLC, 1998 to 2000; Chairman and President, ING Mutual Funds, 1998 to 2000.

Kevin A. McCreadie—43	President Since April, 2004	CFA, President and Chief Executive Officer, Mercantile Capital Advisors, Inc. (“MCA”), since March 2004; Chief Investment Officer of MCA and Mercantile Safe & Deposit Trust (“Merc-Safe”) since 2002; Executive Vice President of Merc-Safe since 2002; Partner of Brown Investment Advisory & Trust Company from 1999 to 2002; Vice President and Portfolio Manager for J.P. Morgan from 1982 to 1999.

Cornelia McKenna—37	Vice-President Since 2002	Vice President, Mercantile Capital Advisors, Inc., 1998 to present.

Bonnie Railey—41	Treasurer Since 2002	Vice President, Mercantile Capital Advisors, Inc. September 2002 to present; Manager, Controlling Group Global Funds Administration, Deutsche Banc Alex. Brown, April 2001 to September 2002; Compliance Officer, Global Funds Administration, Deutsche Banc Alex. Brown, December 1999 to April 2001; Senior Associate, PricewaterhouseCoopers, LLP, 1998 to 1999.

Jennifer Vollmer—32	Secretary Since 2002	Counsel and Vice President, Mercantile Capital Advisors, Inc., 2001 to present; Associate, Deutsche Asset Management, 1999 to 2001; William & Mary School of Law, 1996 to 1999.

[1]	The term of office for a Director is indefinite, until he or she resigns, is removed or a successor is elected and qualified.
[2]	The Interested Directors are considered to be interested persons, as defined by the Investment Company Act of 1940, because of their prior relationship to Mercantile Capital Advisors, Inc. and / or its affiliates. Mr. Disharoon is considered to be an “Interested” Director because he and his wife own securities issued by Mercantile Bankshares Corporation. Mr. Miller is considered an “Interested” Director because he and his wife are co-trustees of a trust for which Mercantile Safe-Deposit & Trust Company also acts as co-trustee and of which his wife is the sole beneficiary.

Investment Manager and Administrator

Mercantile Capital Advisors, Inc.

Two Hopkins Plaza, 12th Floor

Baltimore, Maryland 21201

Sub-Administrator

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Independent Auditors

PricewaterhouseCoopers LLP

250 West Pratt Street, Suite 2100

Baltimore, Maryland 21201

Legal Counsel

Kramer Levin Naftalis & Frankel LLP

919 Third Avenue

New York, New York 10022

Proxy Voting Policies and Procedures

A description of the proxy voting policies and procedures used by or on behalf of the Company to determine how to vote proxies relating to investments of the Company are available without charge, upon request, by calling (800) 551-2145.

This report is for Members’ Information only.

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) No information need be disclosed pursuant to this paragraph.

(c) There have been no amendments, during the period covered by the report, to a provision of the code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(d) The Registrant has not granted a waiver or an implicit waiver from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) from a provision of its Code of Ethics.

(e) Not applicable.

(f)	(1) The Code of Ethics is attached hereto as Exhibit A.

(2) Not applicable.

(3) Not applicable.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that L. White Matthews, III is qualified to serve as the committee financial expert serving on its audit committee and that he is “independent,” as defined by this Item. A person who is determined to be an audit committee financial expert pursuant to this Item will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $33,333 for 2003 and $41,600 for 2004.

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $1,667 for 2003 and $0 for 2004.

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2003 and $22,500 for 2004.

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2003 and $0 for 2004.

(e) (1)	The Audit Committee’s policy is to approve prior to appointment the engagement of the auditor to provide non-audit services to the Company, its investment adviser (other than its sub-adviser) or any entity controlling, controlled by, or under common control with the investment adviser (“adviser affiliate”) that provides ongoing services to each Company, if the engagement relates directly to the operations and financial reporting of each Company. The prior approval requirement will be waived if the aggregate amount of all such non-audit services provided that had not been pre-approved constitutes no more than 5% of the total amount of revenues paid to the auditor by the Company and its adviser affiliates during the fiscal year for which the services are provided. A waiver of the re-approval requirement will only apply to services not recognized by the Company at the time of the auditor’s engagement and if the services are promptly brought to the attention of the Company and approved by the Company’s Audit Committee prior to completion of the audit.

(e) (2)	During the Company’s last fiscal year, there were no waivers of the requirement that non-audit services provided to the Company or any adviser affiliate be pre-approved.

(f)	Not applicable.

(g)	During the Company’s last two fiscal years, $231,746 and $217,960, respectively, were billed by the auditors, in the aggregate, for non-audit services provided to the Company and adviser affiliates.

(h)	Not applicable.

Items 5. Audit Committee of Listed Registrants

Not applicable.

Item 6.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Board of Directors has delegated the responsibility for voting proxies relating to securities held by the registrant to the investment manager, Mercantile Capital Advisors, Inc. (“MCA”), as a part of the general management of each Company, subject to the Board’s continuing oversight. The voting of proxies is an integral part of the investment management services that the Investment Manager provides pursuant to the advisory contract. MCA is permitted to and has further delegate the responsibility for voting proxies to the registrant’s investment adviser retained to provide investment advisory services to the registrant.

Procedures of the investment adviser are included as Exhibit B to this Form.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

The Company has not been required to disclose its procedures by which shareholders may recommend nominees to the Board or if it had no procedures, the bases for the Board determining that no procedures were necessary. This Item is, therefore, not applicable.

Item 10. Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared. Further, in their opinion, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) At the date of filing this Form N-CSR, there were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrants internal control over financial reporting.

Items 11. Exhibits.

(a)(1) Not applicable.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	MERCANTILE ALTERNATIVE STRATEGIES FUND, LLC

By: (Signature and Title)*	/s/ KEVIN A. MCCREADIE

Kevin A. McCreadie Chief Executive Officer

Date: May 28, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: (Signature and Title)*	/s/ KEVIN A. MCCREADIE

Kevin A. McCreadie Chief Executive Officer

Date: May 28, 2004

By: (Signature and Title)*	/s/ BONNIE C. RAILEY

Bonnie C. Railey Chief Financial Officer

Date: May 28, 2004

*	Print the name and title of each signing officer under his or her signature.